SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2001

Wellman, Inc.

(Exact name of trustee as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15899 (Commission File Number)	04-1671740 (I.R.S. Employer Identification No.)

595 Shrewsbury Avenue, Shrewsbury, NJ (Address of principal executive offices)	07702 (Zip Code)

Registrant's telephone number, including area code 732-212-3300

Item 5. Other Events and Regulation FD Disclosure

The registrant's press release dated August 22, 2001 with respect to the adoption of a shareholder rights plan to replace the Company's existing plan that expired on August 6, 2001, attached hereto as Exhibit 99, is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

  Not applicable
  Not applicable
  Exhibits
Exhibit No. 99	Description Press release dated August 22, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLMAN, INC.

/s/ Keith R. Phillips

Keith R. Phillips
Chief Financial Officer